October 18, 2019

TOUCHSTONE FUNDS GROUP TRUST

TOUCHSTONE ANTI-BENCHMARK® US CORE EQUITY FUND
Supplement to the Summary Prospectus dated January 30, 2019

Notice of Change in Portfolio Management Team

Tarik Allouache replaced Feriel Ben Amor as a member of the portfolio management team of the Touchstone Anti-Benchmark® US Core Equity Fund (the “Fund”), which is sub-advised by TOBAM S.A.S. All references to Feriel Ben Amor are hereby deleted. Ayaaz Allymun, Mara Maccagnan and Guillaume Toison continue to serve as portfolio managers to the Fund.

Accordingly, the section entitled “The Fund’s Management” is replaced with the following:

The Fund’s Management

Investment Advisor
Touchstone Advisors, Inc.

Sub-Advisor	Portfolio Managers	Investment Experience with the Fund	Primary Title with Sub-Advisor
TOBAM S.A.S.	Tarik Allouache	Managing the Fund since 2019	Portfolio Manager
	Ayaaz Allymun	Managing the Fund since its inception in 2018	Portfolio Manager
	Mara Maccagnan	Managing the Fund since its inception in 2018	Portfolio Manager
	Guillaume Toison	Managing the Fund since its inception in 2018	Portfolio Manager

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 · Providence, RI 02940-8078
Ph: 800.543.0407 · TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-56-TFGT-TABYX-S3-1910